    SPECTRUM







                             ADVANTUS SPECTRUM FUND, INC.

    ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999
                                                                   [LOGO]



                                 [ART]

ADVANTUS SPECTRUM FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       14

STATEMENT OF OPERATIONS           15

STATEMENTS OF CHANGES IN NET
ASSETS                            16

NOTES TO FINANCIAL STATEMENTS     17

INDEPENDENT AUDITORS' REPORT      22

FEDERAL INCOME TAX INFORMATION    23

SHAREHOLDER SERVICES              24

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS SPECTRUM FUND

PERFORMANCE UPDATE

[PHOTO]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER
The Advantus Spectrum Fund is a mutual fund seeking the most favorable total return (from interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities (common stock, preferred stock and securities convertible into equity securities), mortgage-related securities, investment grade debt securities, money market securities or any combination of these securities. The investment adviser's positioning of the portfolio is determined by the intermediate term outlook for economic trends and market momentum.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus Spectrum Fund's performance for the year ended September 30, 1999 for each class of shares offered was as follows:

CLASS A..............................        16.08 PERCENT*
CLASS B..............................        15.31 PERCENT*
CLASS C..............................        15.29 PERCENT*

The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ returned 34.86 percent and -.37 percent, respectively, for the same period. The Fund's Blended Index++ returned 19.92 percent for the same period.

PERFORMANCE ANALYSIS

The driving factor for the market over the past year has been the very strong economy. This has led to acceleration in corporate earnings growth and higher interest rates. Through the first six months of the past fiscal year (October through March), the strong earnings of the stock market more than offset the higher interest rates allowing stocks to stage a powerful advance. The final six months of the year (April through September) were not as favorable to stocks as the stock market moved sideways--caught in a battle between the positive effect of higher earnings, and the negative effect of higher interest rates. The bond market has had a tough year as interest rates climbed 100 to 150 basis points (1 to 1.5 percent) causing a drop in bond values. Additionally, the summer of 1999 was a period where most corporations decided to raise money via bond offerings, avoiding the need to raise money in the final quarter of 1999. The over supply in these bonds added to the bond market's problems. However, the calendar third quarter sparked a ray of hope for bonds as they posted their first positive quarter of the calendar year.

STOCKS: The Technology sector led the market with Internet stocks at the forefront. Explosive growth of Internet usage and potential demand for applications are expected to fuel continued technology capital spending, as well as growth for Internet related companies. The Fund had a meaningful position in the Technology sector and was a beneficiary of the strong technology rally. Significant contributors to the Fund's performance from this sector included Microsoft (software), Cisco (networking), Intel (semiconductors), Lucent (telecommunications equipment), EMC Corporation (data storage) and Lexmark (printers).

The strong economy led to growth in the Consumer Cyclical sector of the market. Stocks in this sector that contributed to the Fund's performance include advertising leader Omnicom Group, and the excellent retailers Home Depot, Wal-Mart, and Family Dollar. Other winners for the year included the communications powerhouse MCI/ Worldcom, and the well-managed Tyco International, a long-held favorite of the Fund.

The lagging sectors of the market and the Fund were in Health Care, Consumer Staples and the Financials. Slow earnings growth rates hurt Health Care and Consumer Staples, while higher interest rates hurt the Financials. Stocks in the Fund were selectively sold from these weaker areas as they failed to meet our investment criteria. Due to deteriorating fundamentals we sold our entire position in several stocks over the past year including: Service Corporation International (death care services), Philip Morris (tobacco), Coca-Cola, and Health Management Associates (small market hospitals).

We added several new growth stocks to the portfolio including personal computer leader Gateway, America Online, JDS Uniphase (fiberoptic communications), Applied Materials (semiconductor equipment), and wireless communications leader Nokia. The majority of large companies with high earnings growth rates are in the Technology sector, so it is no surprise that many our new ideas are coming from that sector.

BONDS: Corporate bonds and U.S. Treasury securities were both negatively affected by the rising interest rate environment. In the fixed income market, corporate bonds returned -1.40 percent for the trailing twelve months ended September 30, 1999 and U.S. Treasury securities returned -1.97 percent for the same period. The Fund maintained a significant overweight to the corporate sector throughout the year providing incremental returns to the Fund.

Recent portfolio purchases have included short duration (2-3 year maturity) corporate bonds with attractive yields over U.S. Treasury securities. Purchases include: Cox Communication two-year notes to yield 7.06 percent,* Crown Cork and Seal three-year notes to yield 7.21 percent* and Edison International five-year notes to yield 7.06 percent.* These are examples of taking advantage of wide spread in the corporate bond market to add significant yield to the overall portfolio.

ASSET ALLOCATION: The movements in the asset allocation of the Fund between stocks, bonds and cash were relatively modest over the past year. At the start of the reporting period, we had 71 percent of total net assets in stocks, this amount was a little higher than we generally allocate to stocks because the turmoil in the foreign markets created a buying opportunity. As the stock market rallied through last winter we cut the stock allocation to the current level, roughly 65 percent of total net assets. Real Estate Investment Trusts (REITs) continue to compose about 6.5 percent of the common stocks in the portfolio. Over the year, the bond weighting has moved up from the 26 percent of total net assets in October of 1998 to the current 34 percent weight. The higher yields now available in bonds provide an attractive return potential versus the level of risk and the current low level of inflation. Cash was maintained between 1 and 5 percent over the past year.

OUTLOOK

Corporate earnings growth is accelerating, while inflation remains benign. Additionally, it appears that the flood of corporate bond offerings is starting to abate, which should help corporate bond spreads. Despite these facts the market continues to be fearful about a number of things, from future inflation to notorious Y2K issues. While short-term fluctuations are difficult to predict, some of the fear in the market should likely diminish with continued strong fundamentals.

We feel that in the long run the fundamentals dominate the movements of the financial markets. We believe the fundamentals are very good and are likely to remain strong. As always, we will position the Fund to significantly participate in strong market advances while protecting your capital during periods of market decline.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.
++The Blended Index is comprised of 60 percent Russell 1000 Growth Index and
40 percent Lehman Brothers Aggregate Bond Index.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
        INVESTMENT IN ADVANTUS SPECTRUM FUND, RUSSELL 1000 GROWTH INDEX,
              LEHMAN BROTHERS AGGREGATE BOND INDEX, BLENDED INDEX
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of
60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1989 through September 30, 1999. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:   ONE YEAR     9.69%     BLENDED INDEX  RUSSELL 1000    LEHMAN BROTHERS
(THOUSANDS)                   FIVE YEAR     13.91%                   GROWTH INDEX  AGGREGATE BOND INDEX
                               TEN YEAR     11.08%
                               CLASS A       CPI
9/30/89                          $10,000     $10,000        $10,000       $10,000               $10,000
10/31/89                       $9,498.00  $10,056.00     $12,154.00     $9,824.00            $10,246.00
10/31/90                       $9,448.00  $10,689.00     $11,969.00     $9,268.00            $10,890.00
10/31/91                      $11,904.00  $11,002.00     $15,194.00    $12,999.00            $12,612.00
10/31/92                      $13,222.00  $11,354.00     $16,816.00    $14,405.00            $13,853.00
10/31/93                      $14,370.00  $11,659.00     $18,330.00    $15,457.00            $15,497.00
9/30/94                       $14,095.00  $12,011.00     $18,713.00    $15,917.00            $14,940.00
9/30/95                       $16,686.00  $12,276.00     $22,910.00    $21,040.00            $17,041.00
9/30/96                       $18,974.00  $12,644.00     $26,086.00    $25,542.00            $17,876.00
9/30/97                       $22,135.00  $12,925.00     $32,205.00    $34,811.00            $19,612.00
9/30/98                       $24,639.00  $13,109.00     $36,147.00    $38,675.00            $21,870.00
9/30/99                       $28,600.00  $13,454.00     $43,351.00    $52,155.00            $21,790.00

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:          ONE YEAR             10.31%    BLENDED INDEX  RUSSELL 1000    LEHMAN BROTHERS
(THOUSANDS)                           FIVE YEAR            14.31%                   GROWTH INDEX  AGGREGATE BOND INDEX
                              SINCE INCEPTION (8/19/94)    13.97%
                                       CLASS B              CPI
8/19/94                                      $10,000.00  $10,000.00     $10,000.00    $10,000.00            $10,000.00
9/30/94                                      $10,003.00  $10,067.00     $10,209.00     $9,863.00             $9,860.00
9/30/95                                      $11,316.00  $10,289.00     $12,499.00    $12,836.00            $11,343.00
9/30/96                                      $12,953.00  $10,598.00     $14,231.00    $15,250.00            $11,872.00
9/30/97                                      $15,184.00  $10,833.00     $17,570.00    $20,504.00            $13,005.00
9/30/98                                      $16,913.00  $10,987.00     $19,720.00    $22,952.00            $14,425.00
9/30/99                                      $19,524.00  $11,276.00     $23,650.00    $31,303.00            $13,708.00

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:          ONE YEAR            15.29%    BLENDED INDEX  RUSSELL 1000    LEHMAN BROTHERS
(THOUSANDS)                   SINCE INCEPTION (3/1/95)    14.73%                   GROWTH INDEX  AGGREGATE BOND INDEX
                                      CLASS C              CPI
3/01/95                                     $10,000.00  $10,000.00     $10,000.00    $10,000.00            $10,000.00
9/30/95                                     $11,263.00  $10,146.00     $12,243.00    $12,272.00            $10,818.00
9/30/96                                     $12,713.00  $10,450.00     $13,940.00    $14,569.00            $11,323.00
9/30/97                                     $14,731.00  $10,682.00     $17,210.00    $19,588.00            $12,404.00
9/30/98                                     $16,288.00  $10,834.00     $19,317.00    $21,927.00            $13,757.00
3/31/99                                     $18,778.00  $11,119.00     $23,166.00    $29,905.00            $13,708.00

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                        MARKET      % OF STOCK
COMPANY                                    SHARES       VALUE       PORTFOLIO
-------                                   --------   ------------   ----------
General Electric Company................   27,352    $ 3,242,921       4.9%
Microsoft Corporation...................   35,500      3,214,969       4.8%
Cisco Systems, Inc......................   44,100      3,023,606       4.5%
Intel Corporation.......................   40,000      2,972,500       4.4%
Tyco International Ltd..................   22,192      2,291,324       3.4%
                                                     -----------      ----
                                                     $14,745,320      22.0%
                                                     ===========      ====

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                          % OF BOND
RATING                                                    PORTFOLIO
------                                                    ---------
U.S. Treasury...........................................    21.3%
U.S. Government Agencies................................    26.2%
AAA rated...............................................    10.9%
AA rated................................................     5.9%
A rated.................................................    11.8%
BBB rated...............................................    22.0%
BB rated................................................     1.5%
CC rated................................................      .4%
                                                           -----
                                                           100.0%
                                                           =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stocks                    (1.5%)
Bonds                              (33.6%)
Common Stocks                      (63.1%)
Cash and Other Assets/Liabilities   (1.8%)

                                                          ADVANTUS SPECTRUM FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                             MARKET
SHARES                                                                      VALUE(A)
------                                                                    ------------
COMMON STOCK (63.1%)
  CAPITAL GOODS (6.8%)
    Electrical Equipment (3.1%)
    27,352  General Electric Company....................................  $  3,242,921
                                                                          ------------
    Manufacturing (2.2%)
    22,192  Tyco International Ltd. (c).................................     2,291,324
                                                                          ------------
    Office Equipment (1.5%)
    19,100  Lexmark International Group, Inc. (c).......................     1,537,550
                                                                          ------------
  COMMUNICATION SERVICES (1.1%)
    Telecommunication (1.1%)
    15,697  MCI Worldcom, Inc. (c)......................................     1,128,222
                                                                          ------------
  CONSUMER CYCLICAL (8.5%)
    Auto (1.0%)
    18,900  Danaher Corporation.........................................       995,794
                                                                          ------------
    Building Materials ( -- )
     2,000  D.R. Horton, Inc. ..........................................        25,875
     2,300  Standard Pacific Corporation................................        23,575
                                                                          ------------
                                                                                49,450
                                                                          ------------
    Houseware (.4%)
    19,300  Leggett & Platt, Inc. ......................................       379,969
                                                                          ------------
    Lodging-Hotel (.1%)
     7,200  Meristar Hospitality Corporation............................       109,800
                                                                          ------------
    Retail (4.8%)
    74,400  Family Dollar Stores........................................     1,571,700
    27,900  Home Depot, Inc. ...........................................     1,914,637
       600  Lowe's Companies, Inc. .....................................        29,250
    31,300  Wal-Mart Stores, Inc. ......................................     1,488,706
                                                                          ------------
                                                                             5,004,293
                                                                          ------------
    Service (2.2%)
    28,910  Omnicom Group, Inc. ........................................     2,289,311
                                                                          ------------
  CONSUMER STAPLES (4.6%)
    Entertainment (.6%)
    14,900  Carnival Corporation........................................       648,150
                                                                          ------------
                                                                             MARKET
SHARES                                                                      VALUE(A)
------------------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
    Food & Health (.5%)
    31,000  U.S. Foodservice (b)........................................  $    558,000
                                                                          ------------
    Household Products (1.2%)
    34,800  Dial Corporation............................................       887,400
     2,000  Newell Rubbermaid, Inc. ....................................        57,125
     2,690  Procter & Gamble Company....................................       252,187
                                                                          ------------
                                                                             1,196,712
                                                                          ------------
    Retail (1.4%)
    36,982  Safeway, Inc. ..............................................     1,407,627
                                                                          ------------
    Service (.9%)
    20,700  Automatic Data Processing, Inc. ............................       923,737
                                                                          ------------
  FINANCIAL (8.8%)
    Finance-Diversified (1.7%)
     2,800  Asset Investors Corporation.................................        37,275
     7,000  Crescent Real Estate Equity Company.........................       126,000
    25,400  Federal Home Loan Mortgage Corporation......................     1,320,800
     6,600  Simon Property Group, Inc. .................................       148,087
     6,600  Trammell Crow Company (b)...................................        87,450
                                                                          ------------
                                                                             1,719,612
                                                                          ------------
    Insurance (2.0%)
    14,878  American International Group................................     1,293,456
     8,100  Hartford Life...............................................       398,925
    11,900  Nationwide Financial Services, Inc. ........................       420,962
                                                                          ------------
                                                                             2,113,343
                                                                          ------------
    Investment Bankers/Brokers (.8%)
    20,800  Knight/Trimark Group, Inc. (b)..............................       616,200
       336  Reckson Service Industries (b)..............................         5,313

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                             MARKET
SHARES                                                                      VALUE(A)
------------------------------------------------------------------------------------
FINANCIAL--CONTINUED
     9,600  T. Rowe Price Associates....................................  $    263,400
                                                                          ------------
                                                                               884,913
                                                                          ------------
    Real Estate (.2%)
    14,100  Catellus Development Corporation............................       165,675
     1,200  Newhall Land & Farming Company..............................        29,550
                                                                          ------------
                                                                               195,225
                                                                          ------------
    Real Estate Investment Trust (4.1%)
     4,600  Apartment Investment & Management Company...................       175,950
     5,100  Archstone Communities Trust.................................        98,494
     3,200  Arden Realty Group, Inc. ...................................        69,600
     6,400  Avalon Bay Communities, Inc. ...............................       216,800
     1,500  Boston Properties, Inc. ....................................        46,031
     2,000  Camden Property Trust.......................................        53,750
     3,400  CarrAmerica Realty Corporation..............................        74,587
     1,800  CBL & Associates Properties, Inc. ..........................        43,987
       900  CenterPoint Properties Corporation..........................        29,756
     1,600  Central Parking Corporation.................................        46,800
     7,500  Equity Office Properties Trust..............................       174,375
     5,100  Equity Residential Properties...............................       216,112
     3,300  Essex Property Trust, Inc. .................................       115,294
     3,200  Felcor Lodging Trust, Inc. .................................        56,000
     3,300  First Industrial Realty Trust...............................        81,675
                                                                             MARKET
SHARES                                                                      VALUE(A)
------------------------------------------------------------------------------------
FINANCIAL--CONTINUED
     5,300  Franchise Finance Corporation of America....................  $    123,887
     4,700  Gables Residential Trust....................................       112,800
     1,910  Golf Trust of America, Inc. ................................        37,722
     6,700  Highwoods Properties, Inc. .................................       173,362
     2,800  HRPT Properties Trust.......................................        32,550
    15,100  Innkeepers USA Trust........................................       125,519
     6,400  Kilroy Realty Corporation...................................       135,200
     3,400  Kimco Realty Corporation....................................       121,550
     4,960  Koger Equity, Inc. .........................................        79,360
     3,400  Liberty Property Trust......................................        77,137
     3,900  LNR Property Corporation....................................        79,462
     7,500  Macerich Company............................................       173,438
     5,500  Mack-Cali Realty Corporation................................       147,469
     5,360  New Plan Excel Realty Trust.................................        95,475
     5,200  Pacific Gulf Properties, Inc. ..............................       103,675
     6,000  Pan Pacific Retail Properties...............................       102,375
     5,700  Philips International Realty................................        89,775
     1,000  Post Properties, Inc. ......................................        39,313
     1,300  Prentiss Properties Trust...................................        28,844
     2,800  Prologis Trust..............................................        52,850
     9,960  Public Storage, Inc. .......................................       250,868
     5,600  Reckson Associates Realty Corporation.......................       116,550
     1,183  Reckson Associates Realty Corporation Class B...............        25,878
     3,000  SL Green Realty Corporation.................................        59,625

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                             MARKET
SHARES                                                                      VALUE(A)
------------------------------------------------------------------------------------
FINANCIAL--CONTINUED
     3,000  Spieker Properties, Inc. ...................................  $    104,063
     4,200  Summit Properties, Inc. ....................................        83,738
     2,600  Trinet Corporation..........................................        61,913
     5,300  Trizec Hahn Corporation (c).................................       100,369
     1,900  Urban Shopping Centers, Inc. ...............................        55,100
                                                                          ------------
                                                                             4,289,078
                                                                          ------------
  HEALTH CARE (9.8%)
    Drugs (5.5%)
    25,700  Bristol-Myers Squibb Company................................     1,734,750
     5,600  Eli Lilly & Company.........................................       358,400
    27,100  Merck & Co., Inc. ..........................................     1,756,419
    27,000  Pfizer, Inc. ...............................................       970,313
    20,000  Schering Plough Corporation.................................       872,500
                                                                          ------------
                                                                             5,692,382
                                                                          ------------
    Health Care- Diversified (1.9%)
     9,900  Abbott Laboratories.........................................       363,825
    11,200  Johnson & Johnson...........................................     1,029,000
     8,200  Warner-Lambert Company......................................       544,275
                                                                          ------------
                                                                             1,937,100
                                                                          ------------
    Medical Products/Supplies (2.4%)
    24,000  Guidant Corporation.........................................     1,287,000
    44,700  Sybron International Corporation (b)........................     1,201,313
                                                                          ------------
                                                                             2,488,313
                                                                          ------------
  TECHNOLOGY (22.9%)
     9,900  America Online, Inc. (b)....................................     1,029,600
     4,400  Applied Materials, Inc. (b).................................       342,650
    12,900  BMC Software, Inc. (b)......................................       923,156
    44,100  Cisco Systems, Inc. (b).....................................     3,023,606
    30,800  Dell Computer Corporation (b)...............................     1,287,825
                                                                             MARKET
SHARES                                                                      VALUE(A)
------------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    22,800  EMC Corporation (b).........................................  $  1,628,775
    17,500  Galileo International, Inc. (b).............................       704,375
    13,600  Gateway, Inc. (b)...........................................       604,350
     1,600  Hewlett-Packard Company.....................................       147,200
    40,000  Intel Corporation...........................................     2,972,500
     7,900  International Business Machines.............................       958,863
     6,800  JDS Uniphase Corporation (b)................................       773,925
    25,500  Lucent Technologies, Inc. ..................................     1,654,313
    35,500  Microsoft Corporation.......................................     3,214,969
    13,400  Nokia Oyj (c)...............................................     1,203,488
    16,800  Nova Corporation (b)........................................       420,000
    13,100  Sun Microsystems, Inc. (b)..................................     1,218,300
     8,700  Texas Instruments, Inc. ....................................       715,575
    19,600  Unisys Corporation (b)......................................       884,450
                                                                          ------------
                                                                            23,707,920
                                                                          ------------
  UTILITIES (.6%)
    Electric Companies (.6%)
    11,300  AES Corporation (b).........................................       666,700
                                                                          ------------
Total common stock (cost: $42,608,510)..................................    65,457,446
                                                                          ------------

PREFERRED STOCK (1.5%)
  FINANCIAL (1.5%)
    Real Estate Investment Trust (1.5%)
    14,000   Duke Realty Investments, Inc. - 7.99%............        629,125
     5,000   Nationwide Health Property, Inc. - 7.68%.........        455,313
    10,000   Prologis Trust - 8.54%...........................        446,875
                                                                 ------------
                                                                    1,531,313
                                                                 ------------
Total preferred stock (cost: $1,693,675)......................      1,531,313
                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                          ---------------
LONG-TERM DEBT SECURITIES (33.6%)
  GOVERNMENT OBLIGATIONS (16.2%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (16.2%)
      U.S. Treasury (7.2%)
$1,000,000    (e).............................................   4.955%  05/15/06   $    668,269
   750,000   .................................................   5.875%  11/15/05        745,078
 3,000,000   .................................................   6.000%  07/31/02      3,021,564
 1,250,000   .................................................   6.000%  02/15/26      1,191,797
   600,000   .................................................   5.250%  08/15/03        588,188
 1,200,000   .................................................   6.000%  08/15/09      1,209,376
                                                                                    ------------
                                                                                       7,424,272
                                                                                    ------------
      Federal National Mortgage Association (FNMA) (5.3%)
   366,863   .................................................   6.000%  04/01/14        352,789
   500,000   .................................................   6.000%  01/01/29        466,455
   297,194   .................................................   6.000%  02/01/29        277,255
   500,000   .................................................   6.250%  12/25/13        479,810
   422,339   .................................................   6.500%  07/01/13        415,078
   487,787   .................................................   6.500%  10/01/28        464,707
   500,000   .................................................   6.500%  10/15/28        490,571
   961,478   .................................................   6.500%  12/01/28        922,589
   294,899   .................................................   6.500%  02/01/29        280,945
   488,651   .................................................   6.500%  02/01/29        468,886
   385,000   .................................................   7.000%  09/01/14        384,867
   500,000   .................................................   7.000%  09/01/29        491,276
                                                                                    ------------
                                                                                       5,495,228
                                                                                    ------------
      Government National Mortgage Association (GNMA) (3.5%)
   500,000   .................................................   6.500%  04/15/29        478,071
   426,395   .................................................   7.000%  06/15/28        418,775
   722,030   .................................................   7.000%  02/15/29        708,959
   232,322   .................................................   7.500%  09/15/28        233,188
   254,093   .................................................   7.500%  10/15/28        255,040
   107,137   .................................................   7.500%  10/15/28        107,537
   500,000   .................................................   7.500%  09/15/29        501,794
   930,005   .................................................   7.000%  07/15/28        913,387
                                                                                    ------------
                                                                                       3,616,751
                                                                                    ------------
      State and Local Government Obligations (.2%)
   249,000   Wyoming Community Development....................   6.850%  06/01/10        249,000
                                                                                    ------------
             Total government obligations (cost: $17,239,824)....................     16,785,251
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
----------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (17.4%)
    BASIC MATERIALS (1.9%)
      Chemicals (1.0%)
$  500,000   IMC Global, Inc..................................   6.625%  10/15/01   $    496,513
   556,854   Novartis AG-144A Issue (d).......................   7.240%  01/02/16        543,128
                                                                                    ------------
                                                                                       1,039,641
                                                                                    ------------
      Manufacturing (.4%)
   500,000   Tyco International Group (c).....................   6.875%  01/15/29        447,115
                                                                                    ------------
      Paper and Forest (.5%)
   500,000   International Paper Company......................   6.875%  07/10/00        501,974
                                                                                    ------------
    CAPITAL GOODS (.7%)
      Containers-Metal/Glass (.7%)
   700,000   Crown Cork & Seal Company, Inc...................   7.125%  09/01/02        699,275
                                                                                    ------------
    COMMUNICATION SERVICES (1.3%)
      Telephone (1.3%)
 1,000,000   AT&T Corporation.................................   6.500%  03/15/29        883,336
   500,000   GTE Corporation..................................   6.940%  04/15/28        466,509
                                                                                    ------------
                                                                                       1,349,845
                                                                                    ------------
    CONSUMER CYCLICAL (.7%)
      Auto (.7%)
   750,000   Meritor Automotive, Inc..........................   6.800%  02/15/09        697,689
                                                                                    ------------
    CONSUMER STAPLES (2.8%)
      Broadcasting (1.2%)
   700,000   British Sky Broadcasting (c).....................   6.875%  02/23/09        633,946
   600,000   Cox Communications, Inc..........................   7.000%  08/15/01        601,530
                                                                                    ------------
                                                                                       1,235,476
                                                                                    ------------
      Entertainment (.5%)
   500,000   Time Warner, Inc.................................   9.125%  01/15/13        563,863
                                                                                    ------------
      Household Products (.5%)
   500,000   Premark International, Inc.......................  10.500%  09/15/00        518,202
                                                                                    ------------
      Retail (.6%)
   600,000   Safeway, Inc.....................................   7.000%  09/15/02        599,919
                                                                                    ------------
    FINANCIAL (7.8%)
      Asset Backed (.7%)
   780,159   Prudential Home Mortgage Securities..............   6.500%  10/25/23        754,476
                                                                                    ------------
      Banks (.6%)
   700,000   St. George Bank-144A Issue (c)(d)................   8.485%  12/31/49        619,138
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                          ---------------
CORPORATE OBLIGATIONS--CONTINUED
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.2%)
$  152,910   Banco Hipotecario Nacional 144A Issue (c)(d).....   7.916%  07/25/09   $    133,031
   473,563   Bear Stearns Mortgage Securities, Inc............   8.000%  11/25/29        477,612
   350,000   Nomura Asset Securities Corporation..............   7.708%  04/13/36        354,239
   500,000   Park Avenue Finance Corporation 144A                                        508,600
              Issue (d).......................................   7.680%  05/12/07
 1,250,000   PNC Bank Corporation.............................   6.728%  01/25/07      1,250,725
   578,967   Tyron Mortgage Funding...........................   7.750%  12/20/09        584,052
                                                                                    ------------
                                                                                       3,308,259
                                                                                    ------------
      Commercial Finance (.7%)
   750,000   General Electric Capital Corporation.............   6.290%  12/15/01        749,959
                                                                                    ------------
      Finance-Diversified (.1%)
   700,000   Guangdong Enterprises-144A Issue (c)(d)..........   8.875%  05/22/07        147,000
                                                                                    ------------
      Insurance (.8%)
   400,000   Conseco Financing Trust II.......................   8.700%  11/15/26        348,905
   500,000   Unum Corporation.................................   6.750%  12/15/28        430,653
                                                                                    ------------
                                                                                         779,558
                                                                                    ------------
      Investment Bankers/Brokers (.7%)
   750,000   Morgan Stanley Dean Witter & Company.............   6.875%  03/01/07        734,966
                                                                                    ------------
      Real Estate Investment Trust (.5%)
   500,000   Security Capital Pacific Trust...................   7.500%  02/15/14        472,198
                                                                                    ------------
      Savings and Loans (.5%)
   550,000   Bank United Corporation..........................   8.875%  05/01/07        537,634
                                                                                    ------------
    UTILITIES (2.2%)
      Electric Companies (1.5%)
   700,000   Edison International, Inc........................   6.875%  09/15/04        691,452
   800,000   Hydro-Quebec (c).................................   8.000%  02/01/13        848,680
                                                                                    ------------
                                                                                       1,540,132
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                          ---------------
CORPORATE OBLIGATIONS--CONTINUED
      Natural Gas (.7%)
$  800,000   Enron Corporation................................   6.725%  11/17/08   $    763,087
                                                                                    ------------
             Total corporate obligations (cost: $19,396,990).....................     18,059,406
                                                                                    ------------
             Total long-term debt securities (cost: $36,636,814).................     34,844,657
                                                                                    ------------

SHORT-TERM SECURITIES (1.4%)
   737,654   Federated Prime Obligation Fund, current rate 5.220%...............        737,654
   740,000   U.S. Treasury Bill...............................  4.702%  11/04/99        736,869
                                                                                   ------------
             Total short-term securities (cost: $1,474,421).....................      1,474,523
                                                                                   ------------
             Total investments in securities (cost: $82,413,420) (f)............   $103,307,939
                                                                                   ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 8.8% of net assets in foreign securities as of September 30, 1999.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1999, which includes acquisition date and cost, is as follows:

                                             ACQUISITION
    SECURITY:                                   DATE         COST
    ---------                                -----------  ----------
    Novartis AG 144A Issue.................     Various   $  556,854
    St. George Bank 144A Issue.............    06/12/97      700,000
    Guangdong Enterprises 144A Issue.......    08/06/97      722,526
    Banco Hipotecario Nacional 144A
      Issue................................    04/01/99      138,765
    Park Avenue Finance Corporation 144A
      Issue................................    09/08/99      498,151
                                                          ----------
                                                          $2,616,296
                                                          ==========

(e) For zero coupon issues, the interest rate disclosed is the effective yield at the date of acquisition.
(f) At September 30, 1999 the cost of securities for federal income tax purposes was $82,795,220. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.                                                       $   24,478,111
  Gross unrealized depreciation......................................................      (3,965,392)
                                                                                       --------------
  Net unrealized appreciation........................................................  $   20,512,719
                                                                                       ==============

ADVANTUS SPECTRUM FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $82,413,420)........  $103,307,939
Cash in bank on demand deposit.........        3,064
Receivable for Fund shares sold........       19,450
Receivable for investment securities
 sold..................................       88,507
Accrued interest receivable............      399,629
Dividends receivable...................       85,725
Other receivables......................        5,687
                                         -----------
    Total assets.......................  103,910,001
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................       39,179
Payable for Fund shares redeemed.......       49,702
Payable to Adviser.....................      128,344
Other payables.........................          157
                                         -----------
    Total liabilities..................      217,382
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $103,692,619
                                         ===========
Represented by:
  Capital stock - authorized
  10 billion shares (Class A -
  2 billion shares, Class B -
  2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value
  (note 1).............................  $    58,085
  Additional paid-in capital...........   79,068,460
  Undistributed net investment
  income...............................       37,947
  Accumulated net realized gains from
  investments..........................    3,633,608
  Unrealized appreciation on
  investments..........................   20,894,519
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $103,692,619
                                         ===========
Net assets applicable to outstanding
 Class A shares........................  $73,612,896
                                         ===========
Net assets applicable to outstanding
 Class B shares........................  $24,420,364
                                         ===========
Net assets applicable to outstanding
 Class C shares........................  $ 5,659,359
                                         ===========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  4,116,117............................  $     17.88
                                         ===========
  Class B - Shares outstanding
  1,372,361............................  $     17.79
                                         ===========
  Class C - Shares outstanding
  319,960..............................  $     17.69
                                         ===========

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest.............................  $2,110,491
  Dividends............................     826,505
                                         ----------
      Total investment income..........   2,936,996
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     613,091
  Rule 12b-1 fees - Class A............     210,339
  Rule 12b-1 fees - Class B............     225,080
  Rule 12b-1 fees - Class C............      51,268
  Administrative services fee..........      61,400
  Custodian fees.......................      13,347
  Auditing and accounting services.....      34,881
  Legal fees...........................      11,936
  Directors' fees......................       1,808
  Registration fees....................      42,044
  Printing and shareholder reports.....      48,142
  Insurance............................       3,777
  Other................................       9,750
                                         ----------
      Total expenses...................   1,326,863
                                         ----------
      Investment income - net..........   1,610,133
                                         ----------
Realized and unrealized gains on
  investments:
  Net realized gains on investments
    (note 3)...........................   3,961,168
  Net change in unrealized appreciation
    or depreciation on investments.....   8,748,068
                                         ----------
      Net gains on investments.........  12,709,236
                                         ----------
Net increase in net assets resulting
  from operations......................  $14,319,369
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                             1999          1998
                                         ------------  ------------
Operations:
  Investment income - net..............  $  1,610,133  $  1,583,461
  Net realized gain on investments.....     3,961,168     5,349,468
  Net change in unrealized appreciation
    or depreciation on investments.....     8,748,068     1,790,594
                                         ------------  ------------
      Increase in net assets resulting
        from operations................    14,319,369     8,723,523
                                         ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................    (1,291,053)   (1,322,444)
    Class B............................      (243,796)     (211,503)
    Class C............................       (58,152)      (43,052)
  Net realized gains on investments:...
    Class A............................    (3,760,571)   (5,089,394)
    Class B............................    (1,034,138)   (1,075,477)
    Class C............................      (249,664)     (191,928)
                                         ------------  ------------
      Total distributions..............    (6,637,374)   (7,933,798)
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................     8,626,097    14,488,116
    Class B............................     7,415,526     7,106,708
    Class C............................     2,936,755     3,764,605
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     4,906,922     6,228,838
    Class B............................     1,261,423     1,212,158
    Class C............................       299,361       231,844
  Payments for redemption of shares:
    Class A............................   (13,875,745)  (16,214,526)
    Class B............................    (3,538,481)   (3,190,571)
    Class C............................    (1,991,116)   (1,843,302)
                                         ------------  ------------
      Increase in net assets from
        capital share transactions.....     6,040,742    11,783,870
                                         ------------  ------------
      Total increase in net assets.....    13,722,737    12,573,595
Net assets at beginning of year........    89,969,882    77,396,287
                                         ------------  ------------
Net assets at end of year (including
  undistributed net investment income
  of $37,947 and $20,815,
  respectively)........................  $103,692,619  $ 89,969,882
                                         ============  ============

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1999

(1) ORGANIZATION

    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $101,432,432 and $99,828,333, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to
 .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $244,604.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,104.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                 CLASS A               CLASS B               CLASS C
                                           -------------------   -------------------   -------------------
                                             1999       1998       1999       1998       1999       1998
                                           --------   --------   --------   --------   --------   --------
Sold.....................................   482,623    875,321    419,625    426,818    167,066    225,999
Issued for reinvested distributions......   282,951    392,294     73,471     77,708     17,517     14,662
Redeemed.................................  (779,347)  (974,480)  (201,143)  (192,699)  (113,167)  (110,505)
                                           --------   --------   --------   --------   --------   --------
                                            (13,773)   293,135    291,953    311,827     71,416    130,156
                                           ========   ========   ========   ========   ========   ========

(6) RESTRICTED SECURITIES

    At September 30, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1999 was $1,950,897 which represents 1.9% of net assets.

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                           CLASS A
                                         --------------------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
                                          1999     1998     1997     1996    1995(A)
                                         -------  -------  -------  -------  --------
Net asset value, beginning of year.....  $ 16.50  $ 16.40  $ 15.53  $ 14.79  $ 13.28
                                         -------  -------  -------  -------  -------
Income from investment operations:
  Net investment income................      .31      .33      .39      .34      .45
  Net gains on securities (both
    realized and unrealized)...........     2.30     1.40     2.02     1.59     1.88
                                         -------  -------  -------  -------  -------
    Total from investment operations...     2.61     1.73     2.41     1.93     2.33
                                         -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment
    income.............................     (.31)    (.33)    (.39)    (.34)    (.44)
  Distributions from net realized
    gains..............................     (.92)   (1.30)   (1.15)    (.85)    (.38)
                                         -------  -------  -------  -------  -------
    Total distributions................    (1.23)   (1.63)   (1.54)   (1.19)    (.82)
                                         -------  -------  -------  -------  -------
Net asset value, end of year...........  $ 17.88  $ 16.50  $ 16.40  $ 15.53  $ 14.79
                                         =======  =======  =======  =======  =======
Total return(c)........................    16.08%   11.31%   16.66%   13.72%   18.38%
Net assets, end of year
  (in thousands).......................  $73,613  $68,157  $62,914  $54,848  $55,624
Ratio of expenses to average daily net
  assets...............................     1.10%    1.19%    1.25%    1.26%    1.33%
Ratio of net investment income (loss)
  to average daily net assets..........     1.77%    1.98%    2.53%    2.28%    3.22%
Portfolio turnover rate (excluding
  short-term securities)...............    100.8%   139.8%   141.4%   140.5%   125.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d)  Adjusted to an annual basis.

                                                          ADVANTUS SPECTRUM FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                       CLASS B                                        CLASS C
                                     -------------------------------------------  ------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                                                                      MARCH 1,
                                              YEAR ENDED SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,        1995(B) TO
                                     -------------------------------------------  ------------------------------   SEPTEMBER 30,
                                      1999     1998     1997     1996   1995(A)    1999    1998    1997    1996         1995
                                     -------  -------  -------  ------  --------  ------  ------  ------  ------  ----------------
Net asset value, beginning of
  year.............................  $ 16.43  $ 16.34  $ 15.47  $14.74   $13.27   $16.34  $16.27  $15.43  $14.74       $13.36
                                     -------  -------  -------  ------   ------   ------  ------  ------  ------       ------
Income from investment operations:
  Net investment income............      .19      .22      .30     .27      .39      .19     .24     .28     .28          .24
  Net gains on securities (both
    realized and unrealized).......     2.28     1.39     2.02    1.56     1.84     2.27    1.36    2.01    1.52         1.43
                                     -------  -------  -------  ------   ------   ------  ------  ------  ------       ------
    Total from investment
      operations...................     2.47     1.61     2.32    1.83     2.23     2.46    1.60    2.29    1.80         1.67
                                     -------  -------  -------  ------   ------   ------  ------  ------  ------       ------
Less distributions:
  Dividends from net investment
    income.........................     (.19)    (.22)    (.30)   (.25)    (.38)    (.19)   (.23)   (.30)   (.26)        (.29)
  Distributions from net realized
    gains..........................     (.92)   (1.30)   (1.15)   (.85)    (.38)    (.92)  (1.30)  (1.15)   (.85)          --
                                     -------  -------  -------  ------   ------   ------  ------  ------  ------       ------
    Total distributions............    (1.11)   (1.52)   (1.45)  (1.10)    (.76)   (1.11)  (1.53)  (1.45)  (1.11)        (.29)
                                     -------  -------  -------  ------   ------   ------  ------  ------  ------       ------
Net asset value, end of year.......  $ 17.79  $ 16.43  $ 16.34  $15.47   $14.74   $17.69  $16.34  $16.27  $15.43       $14.74
                                     =======  =======  =======  ======   ======   ======  ======  ======  ======       ======
Total return(c)....................    15.31%   10.55%   16.02%  13.07%   17.62%   15.29%  10.57%  15.87%  12.87%       12.63%
Net assets, end of year
  (in thousands)...................  $24,420  $17,751  $12,556  $7,860   $3,131   $5,659  $4,062  $1,926  $1,351       $  199
Ratio of expenses to average daily
  net assets.......................     1.82%    1.84%    1.90%   1.90%    1.99%    1.82%   1.83%   1.90%   1.90%        2.00%(d)
Ratio of net investment income
  (loss) to average daily net
  assets...........................     1.06%    1.32%    1.89%   1.67%    2.30%    1.07%   1.31%   1.88%   1.73%        2.17%(d)
Portfolio turnover rate (excluding
  short-term securities)...........    100.8%   139.8%   141.4%  140.5%   125.5%   100.8%  139.8%  141.4%  140.5%       125.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                    KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                                          ADVANTUS SPECTRUM FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 37.7%
 qualifying for deduction by corporations.
December 4, 1998*...........................................   $.1300
December 22, 1998...........................................    .0649
March 19, 1999..............................................    .0847
June 24, 1999...............................................    .0780
September 23, 1999..........................................    .0805
                                                               ------
                                                               $.4381
                                                               ======
Capital gains distributions-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.7900
                                                               ======

*Represents $.1300 of short-term capital gains (taxable as dividend income).

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 37.7%
 qualifying for deduction by corporations.
December 4, 1998*...........................................   $.1300
December 22, 1998...........................................    .0394
March 19, 1999..............................................    .0551
June 24, 1999...............................................    .0449
September 23, 1999..........................................    .0469
                                                               ------
                                                               $.3163
                                                               ======
Capital gains distributions-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.7900
                                                               ======

*Represents $.1300 of short-term capital gains (taxable as dividend income).

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 37.7%
 qualifying for deduction by corporations.
December 4, 1998*...........................................   $.1300
December 22, 1998...........................................    .0399
March 19, 1999..............................................    .0566
June 24, 1999...............................................    .0462
September 23, 1999..........................................    .0475
                                                               ------
                                                               $.3202
                                                               ======
Capital gains distributions-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................   $.7900
                                                               ======

*Represents $.1300 of short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.            PRESORTED STANDARD
400 ROBERT STREET NORTH                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                        ST. PAUL MN
                                             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48639 Rev. 11-1999